Exhibit 10.2
FIRST AMENDMENT TO PORTFOLIO PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
THIS FIRST AMENDMENT TO PORTFOLIO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “First Amendment”) is made as of the 16th day of July, 2019, by and between the Seller Parties (collectively, “Seller” and individually “a Seller” or “each Seller”), and Buyer Parties (collectively, “Buyer” and individually “a Buyer” or “each Buyer”) identified on Exhibit A attached to the Purchase Agreement (as hereinafter defined). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.    Seller and Buyer are parties to that certain Portfolio Purchase and Sale Agreement and Escrow Instructions dated as of June 27, 2019 (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.    Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this First Amendment in order to correct scrivener’s errors appearing in Section 3.1 of the Purchase Agreement.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:
1.Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.Purchase Price; Allocation. Section 3.1 of the Purchase Agreement is hereby amended as follows:
(a)The reference to “One Billion Two Hundred Twenty-Two Million Three Hundred Thousand Dollars ($1,222,300,000)” appearing in the first paragraph of Section 3.1 shall be, and hereby is, deleted in its entirety and “One Billion Two Hundred Twenty-Two Million One Hundred Fifty Thousand Dollars ($1,222,150,000)” shall be substituted in its place.
(b)Clause (a) appearing in Section 3.1 of the Purchase Agreement shall be, and hereby is, deleted in its entirety and the following clause shall be substituted in its place: “Village Center Station II (Charter Communications): “One Hundred Forty-Four Million Five Hundred Fifty Thousand Dollars ($144,550,000).”
(c) Clause (d) appearing in Section 3.1 of the Purchase Agreement shall be, and hereby is, deleted in its entirety and the following clause shall be substituted in its place: “222 Main: “Two Hundred Eleven Million Two Hundred Fifty Thousand Dollars ($211,250,000).”

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(d)Clause (h) appearing in Section 3.1 of the Purchase Agreement shall be, and hereby is, deleted in its entirety and the following clause shall be substituted in its place: “Village Center Station: “Eighty-Nine Million One Hundred Fifty Thousand Dollars ($89,150,000).”
3.Effectiveness of Agreement. Except as modified by this First Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.
4.Counterparts. This First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
5.Telecopied/Emailed Signatures. A counterpart of this First Amendment that is signed by one party to this First Amendment and telecopied/emailed to the other party to this First Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this First Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this First Amendment.
6.Successors and Assigns. All of the terms and conditions of this First Amendment shall apply to benefit and bind the successors and assigns of the respective parties.
IN WITNESS WHEREOF, Seller and Buyer have entered into this First Amendment to Purchase and Sale Agreement and Escrow Instructions as of the date first above stated.
[SIGNATURES ON NEXT PAGE]

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"SELLOR":
VILLAGE CENTER STATION II OWNER, LLC,
a Delaware limited liability company

By:	KBSIII VILLAGE CENTER STATION II MEMBER, LLC,
a Delaware limited liability company,
its sole member and manager

By:	KBSIII REIT ACQUISITION XXXII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII 222 MAIN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII 171 17TH STREET, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII RESTON SQUARE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII 101 SOUTH HANLEY, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII VILLAGE CENTER STATION, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII PROMENDAGE ONE, LLC,
a Delaware limited liability company

By:	KBSIII PROMENADE ONE MEZZ, LLC,
a Delaware limited liability company,
its sole member

By:	KBSIII PROMENAGE AT EILAN, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII 3003 WASHINGTON MEMBER, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII REIT ACQUISITION XVII, LLC,
a Delaware limited liability company,
its managing member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII PROMENDAGE TWO, LLC,
a Delaware limited liability company

By:	KBSIII PROMENADE TWO MEZZ, LLC,
a Delaware limited liability company,
its sole member

By:	KBSIII PROMENAGE AT EILAN, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII 3003 WASHINGTON MEMBER, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII REIT ACQUISITION XVII, LLC,
a Delaware limited liability company,
its managing member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III,
INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII CROSSPOINT AT VALLEY FORGE TRUST,
a Delaware Statutory Trust

By:	KBSIII CROSSPOINT AT VALLEY FORGE, LLC,
a Delaware limited liability company,
as Administrative Trustee

By:	KBSIII REIT ACQUISITION XXVI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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"BUYER":
PRIME US-VILLAGE CENTER STATION II, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

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PRIME US-TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

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PRIME US-ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

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PRIME US-222 MAIN, LLC,
a Delaware limited liability company

By:	PRIME US-ACQUISITION I, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

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PRIME US-171 17TH STREET, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

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PRIME US-RESTON SQUARE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

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PRIME US-101 SOUTH HANLEY, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

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PRIME US-VILLAGE CENTER STATION, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

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PRIME US-PROMENADE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

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PRIME US-CROSSPOINT AT VALLEY FORGE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

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PRIME US-TOWER AT EMERYVILLE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

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